Putnam Equity Spectrum Fund
The fund's portfolio
7/31/20 (Unaudited)

COMMON STOCKS (91.6%)(a)
	Shares	Value
Aerospace and defense (7.0%)
General Dynamics Corp.	19,700	$2,890,778
Northrop Grumman Corp.	37,700	12,252,877

		15,143,655
Banks (2.8%)
Bank of America Corp.	49,800	1,239,024
Citigroup, Inc.	54,800	2,740,548
JPMorgan Chase & Co.	21,900	2,116,416

		6,095,988
Biotechnology (7.9%)
AbbVie, Inc.	105,600	10,022,496
Ascendis Pharma A/S ADR (Denmark)(NON)	52,100	7,169,481

		17,191,977
Capital markets (1.3%)
Apollo Global Management, Inc.	56,600	2,779,060

		2,779,060
Chemicals (4.0%)
Dow, Inc.	65,600	2,693,536
W.R. Grace & Co.	132,137	6,095,480

		8,789,016
Communications equipment (1.9%)
EchoStar Corp. Class A(NON)	154,235	4,210,616

		4,210,616
Electric utilities (3.7%)
NRG Energy, Inc.	236,400	7,992,684

		7,992,684
Entertainment (1.1%)
Walt Disney Co. (The)	20,500	2,397,270

		2,397,270
Food and staples retail (2.8%)
Walmart, Inc.	46,700	6,042,980

		6,042,980
Health-care providers and services (4.1%)
Cigna Corp.	51,700	8,928,073

		8,928,073
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $151) (Private) (Germany)(NON)(F)(RES)	228	201

		201
Insurance (1.7%)
AIA Group, Ltd. (Hong Kong)	404,400	3,624,004

		3,624,004
Interactive media and services (5.8%)
Alphabet, Inc. Class C(NON)	8,531	12,651,132

		12,651,132
Internet and direct marketing retail (6.0%)
Amazon.com, Inc.(NON)	3,221	10,193,434
Booking Holdings, Inc.(NON)	1,700	2,825,621

		13,019,055
IT Services (5.0%)
Fidelity National Information Services, Inc.	74,800	10,943,988

		10,943,988
Media (9.7%)
DISH Network Corp. Class A(NON)	655,492	21,047,848

		21,047,848
Oil, gas, and consumable fuels (5.2%)
Cenovus Energy, Inc. (Canada)	719,300	3,200,588
Pioneer Natural Resources Co.	83,016	8,045,911

		11,246,499
Pharmaceuticals (11.9%)
Jazz Pharmaceuticals PLC(NON)	187,104	20,254,008
Mylan NV(NON)	342,100	5,511,231

		25,765,239
Real estate management and development (0.8%)
Altisource Asset Management Corp. (Virgin Islands)(NON)(AFF)	116,050	1,696,651

		1,696,651
Software (2.6%)
Microsoft Corp.	27,800	5,699,278

		5,699,278
Specialty retail (1.2%)
Home Depot, Inc. (The)	9,500	2,522,155

		2,522,155
Technology hardware, storage, and peripherals (5.1%)
Apple, Inc.	26,100	11,093,544

		11,093,544

Total common stocks (cost $172,108,858)		$198,880,913

INVESTMENT COMPANIES (5.3%)(a)
	Shares	Value
VanEck Vectors Gold Miners ETF	267,000	$11,464,980

Total investment companies (cost $5,724,278)		$11,464,980

CONVERTIBLE PREFERRED STOCKS (0.8%)(a)
	Shares	Value
Altisource Asset Management Corp. zero % cv. pfd. (acquired 3/17/14, cost $50,000,000) (Virgin Islands) (Private)(NON)(F)(RES)(AFF)	50,000	$1,835,770

Total convertible preferred stocks (cost $50,000,000)		$1,835,770

SHORT-TERM INVESTMENTS (2.6%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 0.29%(AFF)	5,681,004	$5,681,004

Total short-term investments (cost $5,681,004)		$5,681,004
TOTAL INVESTMENTS

Total investments (cost $233,514,140)		$217,862,667

	Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2020 through July 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $217,217,930.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,835,971, or 0.8% of net assets.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:
	Name of affiliate	Fair value as of 4/30/20	Purchase cost	Sale proceeds	Investment income	Change in unrealized appreciation (depreciation)	Shares outstanding at period end	Fair value as of 7/31/20
	Short-term investments
	Putnam Cash Collateral Pool, LLC‡#	$2,256,750	$14,265,775	$16,522,525	$2,161	$—	—	$—
	Putnam Short Term Investment Fund*	12,044,927	14,121,386	20,485,309	11,758	—	5,681,004	5,681,004

	Total Short-term investments	14,301,677	28,387,161	37,007,834	13,919	—		5,681,004
	Common stocks**
	Real estate
	Altisource Asset Management Corp.	2,175,938	—	—	—	(479,287)	116,050	1,696,651

	Total Common stocks	2,175,938	—	—	—	(479,287)		1,696,651
	Convertible preferred stocks
	Altisource Asset Management Corp. cv. pfd.	9,000,000	—	—	—	(7,164,230)	50,000	1,835,770

	Total Convertible preferred stocks	9,000,000	—	—	—	(7,164,230)		1,835,770

	Totals	$25,477,615	$28,387,161	$37,007,834	$13,919	$(7,643,517)		9,213,425
	‡ No management fees are charged to Putnam Cash Collateral Pool, LLC.
	# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the fund had no securities out on loan.
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
	** Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments (including securities sold short, if any) for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for securities sold short, if any) and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$36,096,250	$—	$—
Consumer discretionary	15,541,210	—	201
Consumer staples	6,042,980	—	—
Energy	11,246,499	—	—
Financials	8,875,048	3,624,004	—
Health care	51,885,289	—	—
Industrials	15,143,655	—	—
Information technology	31,947,426	—	—
Materials	8,789,016	—	—
Real estate	1,696,651	—	—
Utilities	7,992,684	—	—

Total common stocks	195,256,708	3,624,004	201
Convertible preferred stocks	—	—	1,835,770
Investment companies	11,464,980	—	—
Short-term investments	5,681,004	—	—

Totals by level	$212,402,692	$3,624,004	$1,835,971
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:
Investments in securities:	Balance as of April 30, 2020	Accrued discounts/ premiums	Realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)#	Cost of purchases	Proceeds from sales	Total transfers into Level 3†	Total transfers out of Level 3†	Balance as of July 31, 2020
Common stocks*:
Consumer discretionary	$187	$—	$—	$14	$—	$—	$—	$—	$201

Total common stocks	187	—	—	14	—	—	—	—	201
Convertible preferred stocks	9,000,000	—	—	(7,164,230)	—	—	—	—	1,835,770

Totals	$9,000,187	$—	$—	$(7,164,216)	$—	$—	$—	$—	$1,835,971
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(7,164,216) related to Level 3 securities still held at period end.

The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.
Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)
Private equity	$201	Market transaction price	Liquidity discount	25%	Decrease
Private equity	$1,835,770	Discounted cash flow	Litigation value	$99.94/Share	Increase
			Probability discount	50%	Decrease
			Discount rate	8.1%	Decrease
			Recovery time	4 years	Decrease
(1) Expected directional change in fair value that would result from an increase in the unobservable input.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com